AARP Investment Program From Scudder

                Supplement to Statement of Additional Information
                             Dated February 1, 1999

                           Trusts                    AARP Mutual Funds
                           ------                    -----------------

       AARP Cash Investment Funds               AARP High Quality Money Fund
                                                AARP Premium Money Fund

       AARP Growth Trust                        AARP U.S. Stock Index Fund

The following modifies the information in the "AARP Funds' Investment objectives and policies" section for the AARP High Quality Money Fund and the AARP Premium Money Fund:

For purposes of determining the percentage of the Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel, and capital and mortgage lending.

The following supplements the information on page 65 in the "Management of the Funds" section for the AARP U.S. Stock Index Fund:

The Subadviser is a wholly-owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG ("Deutsche Bank") under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank. Deutsche Bank is a global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking, and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of shareholders. If the transaction is approved and completed, Deutsche Bank, as the Subadviser's new parent company, will control the operations of the Subadviser. Upon consummation of the transaction, the existing Subadvisory Agreement between the Fund Manager and the Subadviser, with respect to AARP U.S. Stock Index Fund, could be deemed assigned, and, therefore, terminated. The Board approved a proposed Subadvisory Agreement between the Fund Manager and the Subadviser on March 3, 1999, and shareholder approval of the agreement is expected to be sought once the transaction is completed. The Subadviser believes that, under this new corporate structure, the services provided by the Subadviser to the AARP U.S. Stock Index Fund will be maintained at their current level.

On March 11, 1999, the Subadviser announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, the Subadviser pleaded guilty to misstating entries in its books and records and agreed to pay a $60 million fine to federal authorities. Separately, the Subadviser agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of the Subadviser or its affiliates.

As a result of the plea, absent an order from the SEC, the Subadviser would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit the Subadviser and its affiliates to continue to provide investment advisory services to registered investment companies. The Subadviser has submitted an application for a permanent order. However, there is no assurance that the SEC will grant a permanent order.

April 9, 1999